June 30, 2007 Quarterly Results and Full Year 2007 Guidance Update September 20, 2007

 This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation. Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

Mark Vipond, Chief Operating Officer Overview of Operations June 30 Quarterly Results- Operational Detail Full year 2007 Outlook Henry Lyons, Chief Financial Officer Financial Overview June 30 Results- Financial Detail Full year 2007 Guidance Q&A: Phil Heasley, Henry Lyons and Mark Vipond Agenda

Business Operations Review June 30, 2007 Quarter Mark Vipond, Chief Operating Officer

Business activity June 30, 2007 Quarter Seven new customers signed Continued momentum in fraud products with three new accounts for Proactive Risk Manager Two ACI Enterprise Banker On Demand Major win with BASE24-eps on IBM zSeries with significant European bank Thirty one new applications signed with existing customers Proactive Risk Manager Payments Manager Retail Commerce Server Enterprise Security Services Nine Capacity upgrades over $100K

Business activity - continued June 30, 2007 Quarter Retail Payments Solutions BASE24 BASE24-eps Payments Management Wholesale Payments Solutions Integration of P&H and Visual Web International Opportunities Risk Management Solutions Fraud Detection and Prevention Move to Enterprise Risk

Business activity - continued June 30, 2007 Quarter Americas Revenue of $52.6 million 60-month Backlog of $653 million Market Overview Europe, Middle East and Africa (EMEA) Revenue of $36.5 million 60-month Backlog of $485 million Market Overview Asia/Pacific Revenue of $9.0 million 60-month Backlog of $133 million Market Overview

 Business activity - continued June 30, 2007 Quarter ACI On Demand Expansion of Enterprise Banker North American focus in 2007 Global Technology Centers Ireland Romania expansion India/Malaysia Latin/South America location analysis Services Growth Opportunity Strategic Partner Update IBM Hewlett Packard

Commercial Performance Calendar Year 2007 Outlook Total sales in line with expectations United States is down Rest of World is up Mix of sales changed from expectations Higher Term Extensions Not incremental to backlog but serves to increase “contracted” portion of backlog Lower New Applications, New Accounts and Add On Business Significant growth over prior year but short of expectations This change in sales mix will impact our backlog, GAAP revenues, and OFCF metrics

Financials Review June 30, 2007 Quarter Henry Lyons, Chief Financial Officer

Key Takeaways from Quarter OFCF growth of ~5x year over year Sequential backlog growth of $26 million Revenue up due to acquisitions Total expenses grew due to acquisitions, stock options review, acquisition intangibles, increased deferred expenses, employee-related costs, release of deferred expense and investment in Ireland and Romania Other expense grew due to lower interest income received, higher interest paid on credit facility and negative FX impact Taxes in both periods were non-representative

Operating Free Cash Flow ($ millions) 5.3x growth over prior year quarter $2.3 $11.7 Operating Free Cash Flow -2.2 -1.2 -- 1.9   Selected non-recurring items: $4.5 $11.0 Net cash provided by operating activities 2006 2007 Quarter Ended June 30, Net after-tax cash payments associated with stock option Less capital expenditures

Adjusted non-GAAP earnings ($ millions) Non-GAAP excludes impact of one-time items, amortization of acquisition intangibles and non-cash equity compensation $11.4 $0.31 $3.7 $0.10 Adjusted Non-GAAP earnings per share $1.0 0.03 $0.9 0.02 Non-cash equity-based compensation $0.5 0.01 $1.8 0.05 Amortization of acquisition-related intangibles $9.9 $0.27 $1.0 $0.03 Adj. earnings per share after selected non-recurring items ($12.6) $0.8 0.02 $2.9 0.08 $22.5 $0.59 ($2.7) ($0.07) GAAP earnings per share 2006 2007   Quarter Ended June 30, Cost of stock options review -- -- Employee-related costs -- -- Release of Valuation Allowance -- -- (0.32)

60-Month Backlog ($ millions) All regions contributed to sequential backlog growth in quarter $1,040 $1,078 $1,244 $1,270 Backlog 60-Month 9 8 0 0 Divestitures 0 20 172 175 Acquisitions $1,031 $1,050 $1,072 $1,095 ACI Organic Backlog breakout $1,040 $1,078 $1,244 $1,270 Backlog 60-Month 126 125 127 133 Asia/Pacific 393 424 474 485 EMEA $521 $529 $643 $653 Americas 2006 2006 2007 2007 March 31, June 30, March 31, June 30,   Quarter Ended

Revenues by Channel ($ millions) 16% growth driven by acquisition revenues of $13.0 million $84.8 $98.1 Revenues 8.0 9.0 Asia/Pacific 29.7 36.5 EMEA $47.0 $52.6 Americas 17.7 19.6 $29.3 $33.0   Revenues: 2006 2007   Quarter Ended June 30,   United States Americas International

Monthly Recurring Revenue ($ millions) Monthly license fee declines due to sales mix and weakness in the Americas segment Maintenance and processing services fees were driven by activity in EMEA and by acquisitions $47.1 $54.6 Monthly Recurring Revenue 3.4 7.8 Processing Services 26.0 31.3 Maintenance fees $17.7 $15.5 Monthly license fees 2006 2007 June 30, Quarter Ended

Deferred Revenue ($ millions) Sequentially up $1.1 million compared to a $5 million decrease in the June 2006 quarter Up $1.1 million after $20 million sequential increase in March quarter $100.6 $95.4 $121.7 $122.8 Total Deferred Revenue     $20.4 $16.6 $25.3 $25.7 Long Term Deferred Revenue 20.4 16.6 19.8 22.7 ACI Organic $0.0 $0.0 $5.5 $3.0 Acquisitions     $80.1 $78.8 $96.4 $97.1 Short Term Deferred Revenue 80.1 78.3 90.4 87.3 ACI Organic $0.0 $0.5 $6.0 $9.8 Acquisitions 2006 2006 2007 2007 March 31, June 30, March 31, June 30, Quarter Ended

Deferred Expenses ($ millions) June 2007 quarter expenses impacted by release of $0.7 million of deferred expenses June 2006 quarter expenses benefited from increased capitalization of $0.7 million $5.2 $5.9 $14.6 $13.9 Total Deferred Expenses 5.2 5.9 14.4 13.8 ACI Organic $0.0 $0.0 $0.2 $0.1 Acquisitions 2006 2006 2007 2007 March 31, June 30, March 31, June 30, Quarter Ended

Organic vs. Acquired Business Performance ($ millions) Revenue growth driven by acquisitions; expenses up due to acquisitions, amortization of intangibles, employee-related costs, and stock options review Deferred Revenue increased in June 2007 quarter versus a decrease in the June 2006 quarter. Deferred expenses of $0.7 million released in June 2007 quarter versus capitalization of $0.7 million in June 2006 ($0.7) $1.1 $93.2 $98.1 2007 Quarter ($1.4) $6.3 $24.0 $13.3 Net Change -- -- 4.7 Stock Options -- -- 1.3 Employee Related Costs -- -- 3.0 Intangible Amortization 0.0 0.7 12.5 13.0 Acquisitions ($1.4) $5.6 $2.5 $0.3 Organic $0.7 ($5.2) $69.2 $84.8 2006 Quarter Mar-Jun y-o-y Quarterly Movement in Deferred Expense Mar-Jun y-o-y Quarterly Movement in Deferred Revenue Year over Year Increase/ Decrease in Op. Expenses Year over Year Increase/ Decrease in Revenue -- -- --

Tax Impact on June Quarter and FY 2007 Reduced GAAP revenue expectations combined with several non-recurring charges significantly reduce fiscal year pre-tax income - Fixed amortization charge related to IP transfer to Ireland does not change; drives up ETR - Establishment of expense structure in Ireland ahead of GAAP revenues in Ireland drives up ETR 195% ETR in June Quarter Discrete items anticipated to favorably impact ETR in September Quarter 37% ETR assumed in calendar year 2007 guidance

Share repurchase program Total Open Market Shares Repurchased: Calendar Year to Date 2007--1,373,720 June 2007 quarter -- 463,100 Subsequent to June quarter-- 909,620 Total Shares Repurchased in Program since 2005 -- 4,160,363 CY 2007 Average Price per Share (open market): $30.41 Total $ Available in the Buyback Program--$92.4 million remaining of $210 million authorization Total Vested Options Settled-- 512,686 * YTD figure as of 9/14/2007.

Guidance Tables

CY 2007 OFCF Forecast Walk($ millions) $57 - $67 $50 - $55 ~ (4 – 9) ~ ~ ~ 62.9 49.8 (5) (3) 5 (10) - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Previous Guidance Increase in Cash Taxes Cash Other Income & Exp. Cash Operating Expense Sales Mix / Other Current Guidance

CY 2007 60 Mo. Backlog Forecast Walk ($ millions) $1,309 - $1,339 $1,290 - $1,310 ~ ~ (33-43) (40) 1,293.9 1,320.1 14 1,270.0 1,280.0 1,290.0 1,300.0 1,310.0 1,320.0 1,330.0 1,340.0 Previous Guidance Projects Deferred to 2008 Sales Mix / Other Current Guidance

CY 2007 Revenue Forecast Walk ($ millions) $428 - $447 $390 - $400 ~ ~ (24-33) 438.4 391.1 (33) (14) 360.0 370.0 380.0 390.0 400.0 410.0 420.0 430.0 440.0 450.0 Previous Guidance Projects Deferred to 2008 Sales Mix / Other Current Guidance

CY 2007 EPS Forecast Walk $1.05 - $1.34 $0.20 - $0.40 OFCF Impact Non-OFCF Impact Non-Recurring Items = ~ ($0.19) – ($0.20) ~ ~ ~ ~ ~ ~ ~ (0.41 – 0.56) ~ (0.08-0.09) ~ 0.00 1.24 0.06 (0.05) (0.08) (0.23) (0.55) 0.03 (0.08) (0.11) 0.01 0.23 (0.03) (0.03) - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 Previous Guidance Projects Deferred to 2008 Sales Mix / Other Operating Expenses Other Income & Expense Employee Related Stock Options (Vested Shares) Change in Effective Tax Rate, Change in Shares Outstanding & Other (Net) Current Guidance

CY 2007 Non-GAAP EPS Forecast Walk $0.82 - $1.02 $1.51 - $1.80 ~ (0.41 – 0.56) ~ ~ ~ (0.08) 1.65 (0.23) (0.55) 0.06 0.88 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 Previous Guidance Projects Deferred to 2008 Sales Mix / Other Operating Expenses Other Income & Expense Current Guidance

Non-GAAP Financial Measures Non-GAAP Financial Measures Reconciliation This presentation includes non-GAAP information: Operating Free Cash Flow and Adjusted Non-GAAP EPS. ACI is presenting these non-GAAP guidance measures to provide more transparency to its earnings, focusing on operations before selected non-cash items, operating free cash flow. We believe that providing earnings per share on an adjusted non-GAAP basis is useful to our investors as an operating measure because it allows investors to more accurately compare our ongoing performance from period to period. However, earnings per share on an adjusted non-GAAP basis is limited because it excludes expenses associated with amortization of intangible assets from acquisitions and non-cash stock based compensation. ACI is also presenting operating free cash flow, which is defined by our net cash provided by operating activities, adjusted for one-time items, minus capital expenditures. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and therefore does not represent the residual cash flow available for discretionary expenditures. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of the non-GAAP Financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not a substitute for, or superior to, loss from operations and net loss per share calculated in accordance with GAAP. A reconciliation of GAAP earnings per share to non-GAAP adjusted earnings per share follows. The presentation of these non-GAAP financial measures should be considered in addition to the our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of net cash provided by operating activities to operating free cash flow, backlog estimates, GAAP earnings per share to non-GAAP adjusted earnings per share follows. Due to the forward-looking nature of free operating cash flows and earnings per share on adjusted, non-GAAP basis for future periods, information to reconcile such non-GAAP financial measures to the most directly comparable GAAP financial measure is not available at this time as the Company is unable to forecast any special items for future periods.

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as the Company “believes,” “ will,” “expects,” “looks forward to,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding the: Company’s expectations regarding continued momentum in fraud products; Company’s expectations with respect to services growth opportunities; Company’s assumptions with respect to calendar year guidance; Company’s revenues, earnings per share, adjusted earnings per share, operating free cash flow, and 60-month backlog estimates for calendar year 2007; Company’s expectations with respect to total sales, mix of sales and sales mix impact on backlog, GAAP revenues and operating free cash flow metrics; and Company’s expectations with respect to its effective tax rate. Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements after the date of this presentation. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in the Company’s filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K filed on May 11, 2007, the Company’s Form 10-Q filed on June 29, 2007 and the Company’s Form 10-Q filed on August 10, 2007 and specifically the section entitled “Factors That May Affect the Company's Future Results or the Market Price of the Company's Common Stock.”

Forward-Looking Statements (continued) The risks identified in the Company’s filings with the Securities and Exchange Commission include: Risks associated with the restatement of the Company’s financial statements; Risks associated with not having current financial information available one result of which is that the Company will be limited in its ability to register its securities for offer and sale until the Company is deemed a current filer with the SEC; Risks associated with the delays in filing its periodic reports, including the need to obtain additional extensions from lenders in the future in order to comply with the financial reporting requirements of the Company’s bank debt, which failure to do so could have a material adverse effect on the Company’s business, liquidity and financial conditions; Risks associated with the Company’s noncompliance with NASDAQ marketplace rules, including risk of being delisted; Risks inherent in making an estimate of the Company’s backlogs which many not be accurate and may not generate the predicted revenue; Risks associated with tax positions taken by the Company which require substantial judgment and with which taxing authorities may not agree Risks associated with the Company’s performance which could be materially adversely affected by a general economic downturn or lessening demand in the software sector; Risks associated with the complexity of the Company’s software products; Risks associated with consolidation in the financial services industry which may adversely impact the number of customers and the Company’s revenues in the future; Risks associated with the Company’s stock price which may be volatile; Risks associated with conducting international operations; Risks regarding the Company’s newly introduced BASE24-eps product which may prove to be unsuccessful in the marketplace; Risks associated with the Company’s future profitability which depends on demand for its products; lower demand in the future could adversely affect the Company’s business; Risks associated with the Company’s software products which may contain undetected errors or other defects, which could damage its reputation with customers, decrease profitability, and expose the Company to liability; Risks associated with future acquisitions and investments which could materially adversely affect the Company; Risks associated with the Company’s ability to protect its intellectual property and technology and that the Company may be subject to increasing litigation over its intellectual property rights; Risks associated with litigation that could materially adversely affect the Company’s business financial condition and/or results of operations; Risks associated with new accounting standards or revised interpretations or guidance regarding existing standards; and Risks associated with the material weaknesses in the Company’s internal controls over financial reporting.

Forward-Looking Statements (continued) Backlog Estimates of future financial results are inherently unreliable. The Company’s backlog estimates are based on a number of assumptions as described in the Company's Form 10-Q filed on August 10, 2007 in the section entitled "Backlog" under Item 2. -- MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or the Company may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 12-month or 60-month period. Additionally, because backlog estimates are operating metrics, the estimates are not subject to the same level of internal review or controls as a GAAP measure.